Exhibit 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of February 26, 2016, is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015 (as amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1    Definitions. The defined terms “Redwood Trust Jumbo Mortgage Loan” and “Redwood Trust Super Jumbo Mortgage Loan” contained in Section 1.2 of the Repurchase Agreement are deleted in their entirety, and the following definitions are amended and restated or added (as applicable) to read in their entireties as follows:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller or its Subsidiaries, if any, from time to time concerning or relating to bribery or corruption.
“Buyers’ Margin Percentage” means:
(i)    for all Purchased Loans except Jumbo Mortgage Loans, Super Jumbo Mortgage Loans and Streamline Refinance Loans, 97%;
(ii)    for Jumbo Mortgage Loans, 95%;
(iii)    for Super Jumbo Mortgage Loans, 93%;
(iv)    for Streamline Refinance Loans, 90%.

“Commitment” means, for each Buyer, its commitment under Section 2.1, subject to reduction as described in Section 2.6, to fund its Funding Share of Transactions, limited to such Buyer’s Committed Sum.
“Conforming Mortgage Loan” means a conventional first priority Single-family residential Mortgage Loan that is either (i) FHA insured (including FHA insured Mortgage Loans that are high balance Mortgage Loans with required downpayment levels), (ii) VA guaranteed (including VA insured Mortgage Loans that are high balance Mortgage Loans with required downpayment levels), (iii) guaranteed or provided under the USDA Rural Development program, (iv) eligible for sale to an Approved Investor in conjunction with a state or municipal housing bond program, (v) a conventional Mortgage Loan that fully conforms to all Agency underwriting and other requirements and excluding expanded criteria loans as defined under any Agency program, or (vi) any related mortgage-backed securities.
“LIBOR Margin” means 2.125%.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.
“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001, codified as 31 U.S.C. Section 5318)), as amended from time to time, and any successor statute.
“Privacy Requirements” means (a) Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq. (as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act), (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act, including without limitation 12 U.S.C. 5512, (c) the federal regulations at 12 C.F.R. Part 1016, (d) the Interagency Guidelines Establishing Information Security Standards at 12 C.F.R. Appendix B to Part 30, and (e) any other applicable federal, state and local laws, rules, regulations and orders relating to the privacy and security of Seller’s Customer Information, as such statutes, regulations, guidelines, laws, rules and orders may be amended from time to time.
“Sanctioned Country” means at any time, any country or territory which is itself the subject or target of any comprehensive Sanctions.
“Sanctioned Person” means at any time, (a) any Person or group listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person or group operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person 50% or more owned, directly or indirectly, by any of the above.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Termination Date” means the earlier of (i) February 24, 2017, and (ii) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.
2.2    Expiration or Termination of the Commitments. Section 2.2 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
2.2    Expiration or Termination of the Commitments. Unless extended in writing or terminated earlier in accordance with this Agreement, the Buyers’ Commitments shall automatically expire at the close of business on the Termination Date, without any requirement for notice or any other action by the Administrative Agent, any of the Buyers or any other Person.
2.3    Request for Increase in Maximum Aggregate Commitment. Section 2.3 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
2.3.    Request for Increase in Maximum Aggregate Commitment. The Seller may from time to time by giving advanced written notice of at least two Business Days to the Administrative Agent in the form of Exhibit G hereto request from the Administrative Agent an increase in the Maximum Aggregate Commitment in increments of $25,000,000, with a minimum increase of $25,000,000 to a specified amount up to $650,000,000 for a period for such increase being designated by the Seller (but not less than 30 days, or if less, the period remaining until the Termination Date); provided that no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred that the Administrative Agent has not declared in writing to have been waived or cured. Upon receipt of such request, the Administrative Agent may request one or more existing Buyers or new Buyers (which new Buyers are acceptable to the Seller) to provide increased Commitments to finance all or a portion of the requested increase. The Administrative Agent shall notify the Seller of such new and existing Buyers’ responses to requests for increased or new Commitments. Following such notice, to achieve the full amount of a requested increase, with the prior consent of the Administrative Agent, the Seller may invite additional new Buyers to provide such increase. Any increase under this Section 2.3 shall be in the sole discretion of the Administrative Agent and the Buyers, and no Buyer will have any obligation to increase its Committed Sum. The consent of the Administrative Agent and the Buyers to an increase under this Section 2.3 shall be evidenced by the Administrative Agent providing to the parties to this Agreement an updated Schedule BC. If an increase in the Maximum Aggregate Commitment is achieved, then the Pro Rata ownership interest in the Purchased Loans of each Buyer shall, following funding by the Buyers increasing their Commitment Sums or by the new Buyers, automatically be adjusted proportionately. Upon the expiration of any such increase, the Seller shall, to the extent required, reduce the Aggregate Outstanding Purchase Price to the amount of the Maximum Aggregate Commitment as then in effect, and the ownership interests in the Purchased Loans of each Buyer shall automatically be adjusted accordingly.

2.4    Swing Line Facility. Section 2.4 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
2.4.    Swing Line Facility. The Seller may request U.S. Bank to fund revolving Swing Line Transactions for aggregate Purchase Prices which do not on any day exceed the Swing Line Limit for the purpose of initially funding requested Transactions. Any Swing Line Transactions shall be in the discretion of U.S. Bank.
2.5    Swing Line Transactions. The opening phrase of Section 2.5(a) of the Repurchase Agreement is amended and restated to read in its entirety as follows:
“(a) The Seller may request a Swing Line Transaction:”
2.6    Seller Request for Swing Line Transaction. Section 3.1(b)(2) of the Repurchase Agreement is amended and restated to read in its entirety as follows:
(2)    they are not all received until after 1:00 p.m. but before 3:15 p.m. on the proposed Purchase Date (or they are all received by 1:00 p.m. on the proposed Purchase Date and the Administrative Agent elects not to fund such Transaction as a Regular Transaction), the Seller may request that the Transaction be funded as a Swing Line Transaction;
2.7    U.S. Bank Election for Swing Line Transactions. Section 3.1 of the Repurchase Agreement is amended by deleting the phrase “if all of the requirements of Section 2.5 and this Section 3 are not satisfied”.
2.8    Disbursement of Funds for Seller-Funded Transactions. Section 3.1 of the Repurchase Agreement is amended by adding a new paragraph and by amending and restating the last paragraph thereto to read in their entirety as follows:
Seller may, at its option, submit a Mortgage Loan Transmission File with respect to a Mortgage Loan that Seller intends to fund and close with its own funds. Such Mortgage Loan shall become a Purchased Loan when (a) all requirements applicable to any Wet Loan becoming an Eligible Loan have been satisfied with respect to such Mortgage Loan, and (b) Seller has provided to the Administrative Agent evidence satisfactory to the Administrative Agent that Seller has wired funds from the Operating Account to the applicable title agent or attorney through which such Mortgage Loans are closed. Any such Purchased Loan shall be an Additional Purchased Loan for purposes of this Agreement.
Notwithstanding anything to the contrary in this Agreement, the Custody Agreement or any of the exhibits and schedules hereto or thereto, except as set forth below in this sentence, in no event shall funds for the purchase of any Mortgage Loan be disbursed directly to the Seller; rather, (i) funds for the purchase of Mortgage Loans originated by the Seller shall be disbursed to the applicable title agent or attorney through which such Mortgage Loans are closed, (ii) funds for the purchase of Mortgage Loans that have been originated by a correspondent lender or any other third party shall be disbursed only to such originator and only if the Basic Papers delivered to the Custodian were accompanied by a bailee letter from the originator that included wire transfer instructions, and (iii) funds with respect to any Mortgage Loan funded directly by the Seller as provided in the preceding paragraph shall be disbursed as Margin Excess in accordance with Section 6.1(b). Margin Excess may be remitted directly to Sellers in accordance with Section 6.1(b).
2.9    Transaction Sublimits. Section 4.2 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
4.2.    Transaction Sublimits. The following sublimits shall also be applicable to the Transactions hereunder such that after giving effect to any proposed Transaction and after giving effect to any repurchase, addition or substitution of any Mortgage Loan hereunder, the following shall be true:
(a)The outstanding Purchase Prices of Conforming Mortgage Loans may be as much as 100% of the Maximum Aggregate Commitment.
(b)The outstanding Purchase Prices of all Purchased Loans that are Wet Loans shall not exceed (x) 55% of the Maximum Aggregate Commitment on any of the first five and last five Business Days of any month or (y) 35% of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit”).
(c)The outstanding Purchase Prices of all Purchased Loans that are of the type listed in the first column of the following table shall not exceed the percentage of the Maximum Aggregate Commitment listed in the second column of the table:

Type of Purchased Loan	Maximum percentage of Maximum Aggregate Commitment
Jumbo Mortgage Loans and Super Jumbo Mortgage Loans, taken in the aggregate	20%
Super Jumbo Mortgage Loans	10%
Streamline Refinance Loans	5%
(d)    The Purchase Value for any Purchased Loan hereunder shall not be more than One Million Five Hundred Dollars ($1,500,000).
2.10    Each Purchase. Section 14.2 of the Repurchase Agreement is amended by amending and restating clause (l) in its entirety as follows:
(l)    Such Transaction shall occur on or before the Termination Date

2.11    Compliance with Laws. Section 15.2(i) of the Repurchase Agreement is amended by adding the following to the end thereof:
The Seller, its Subsidiaries and their respective officers and employees and to the current actual knowledge of the Seller its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Seller, any Subsidiary, or to the current actual knowledge of the Seller or such Subsidiary any of their respective directors, officers or employees is a Sanctioned Person. No Transaction, use of the proceeds of any Transaction or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions. The Seller and its Subsidiaries have all permits, licenses and approvals required by such laws, copies of which have been provided to the Buyer. The Seller and its Subsidiaries are in compliance in all material respects with the PATRIOT Act to the extent applicable to the Seller and its Subsidiaries. Neither any Transaction nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto.
2.12    Office of Foreign Assets Control and USA Patriot Act. Section 16.2 of the Repurchase Agreement is amended and restated in its entirety as follows:
16.2.    Office of Foreign Assets Control and USA Patriot Act. The Seller shall not request any Transaction, and the Seller shall not use and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Transaction (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions. The Seller shall, and shall cause each Subsidiary to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, Anti-Corruption Laws and applicable Sanctions. The Seller shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Buyer in order to assist the Administrative Agent and the Buyers in maintaining compliance with the Patriot Act.
2.13    Privacy of Customer Information. Section 16.9 of the Repurchase Agreement is amended by amending and restating the fifth sentence therein in its entirety as follows:
The Administrative Agent agrees to maintain an information security program and to assess, manage and control risks relating to the security and confidentiality of Seller’s Customer Information pursuant to such program in the same manner as the Administrative Agent does in respect of its own customers’ information, and shall implement the standards relating to such risks in the manner set forth in the Interagency Guidelines Establishing Standards for Customer Information Security at 12 CFR Appendix B to Part 30 (the “Information Security Regulation”). In the event of actual or suspected unauthorized disclosure, loss, or unauthorized access to sensitive customer information (as defined in the Information Security Regulation), Administrative Agent shall immediately, and in no event later than five (5) Business Days after discovery, notify Seller in writing and take appropriate, commercially reasonable, action to prevent further unauthorized disclosure, loss or unauthorized access.

2.14    Tangible Net Worth. Section 17.12 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
17.12.    Tangible Net Worth. At all times, the Seller’s Consolidated Tangible Net Worth shall not be less than $100,000,000.
2.15    Liquidity. Section 17.14 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
17.14.    Liquidity. Seller’s Liquidity shall at all times be no less than $30,000,000.
2.16    Schedules. Schedules AI, BC and 23 to the Repurchase Agreement are amended and restated to read in their entireties as set forth on Schedule AI, BC and 23 hereto.
2.17    Compliance Certificate. Exhibit C to the Repurchase Agreement is amended and restated to read in its entirety as set forth on Exhibit C hereto.
Section 3.Effectiveness. This Amendment shall become effective as of the date first above written upon the Seller’s fulfillment of the following conditions precedent:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)this Amendment, duly executed by the Seller, the Buyers, and the Administrative Agent;
(b)a fee letter in form and substance satisfactory to U.S. Bank duly executed by the Seller;
(c)a current UCC search report of a UCC filings search in the office of the Secretary of State of the State of Texas;
(d)a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent, and (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment;
(e)a certificate of an authorized officer of the Seller dated as of the date hereof and certifying that attached thereto are true and correct copies of (i) the Seller’s limited partnership agreement, (ii) the Seller’s certificate of limited partnership issued by the state of Texas, (iii) General Partner’s articles of incorporation certified by the Secretary of State of the State of Delaware and (iv) General Partner’s bylaws or regulations and all amendments; and
(f)an Officer’s Certificate for the Seller dated as of the date hereof and certifying that, (i) after giving effect to this Amendment, no Default or Event of Default will exist, (ii) all of the representations and warranties made by the Seller in the Repurchase Documents are true and correct as of the date hereof and (iii) there has been no material adverse change since the Statement Date in any of the Central Elements in respect of the Seller or any of its Subsidiaries.
3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement.
Section 4.Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.

4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.
DHI MORTGAGE COMPANY, LTD.,
as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: EVP/CFO

First Amendment to Second Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Buyer

By: /s/ EDWIN D. JENKINS
Name: Edwin D. Jenkins
Title: Senior Vice President

First Amendment to Second Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ THOMAS J. CONNALLY
Name: Thomas J. Connally
Title: Senior Vice President

First Amendment to Second Amended and Restated Master Repurchase Agreement

BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ SAMUEL W. BRYAN
Name: Samuel W. Bryan
Title: Senior Vice President

First Amendment to Second Amended and Restated Master Repurchase Agreement

COMERICA BANK, as a Buyer

By: /s/ DANIEL VOIGT
Name: Daniel Voigt
Title: Vice President

First Amendment to Second Amended and Restated Master Repurchase Agreement

EVERBANK, as a Buyer

By: /s/ ELIZABETH R. MOORE
Name: Elizabeth R. Moore
Title: Vice President

First Amendment to Second Amended and Restated Master Repurchase Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer

By: /s/ KEVIN GIBBONS
Name: Kevin Gibbons
Title: Managing Director

First Amendment to Second Amended and Restated Master Repurchase Agreement

EXHIBIT C TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

FORM OF OFFICER’S CERTIFICATE WITH COMPUTATIONS
TO SHOW COMPLIANCE OR NON-COMPLIANCE WITH
CERTAIN FINANCIAL COVENANTS

OFFICER’S CERTIFICATE

ADMINISTRATIVE AGENT:    U.S. Bank National Association
SELLER:    DHI MORTGAGE COMPANY, LTD.
SUBJECT PERIOD:      ended     , 20___
DATE:     , 20___
This certificate is delivered to the Administrative Agent and the Buyers under the Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015 (as supplemented, amended or restated from time to time, the “Current Repurchase Agreement”), among the Seller, the Administrative Agent and the Buyers from time to time party thereto. Unless they are otherwise defined in this request, terms defined in the Current Repurchase Agreement have the same meanings here as there.
The undersigned officer of the Seller certifies to the Administrative Agent that on the date of this certificate:
1.    The undersigned is an incumbent officer of the Seller, holding the title stated below his or her signature below.
2.    The Seller’s Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly the Seller’s financial condition and results of operations as of _________________ for that month (the “Subject Period”) and for the year to that date (except that interim (i.e., other than annual) Financial Statements exclude notes to Financial Statements and statements of changes to stockholders’ equity and are subject to year-end adjustments).
3.    The undersigned officer of the Seller supervised a review of the Seller’s activities during the Subject Period in respect of the following matters and has determined the following:
(a) except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Repurchase Documents, the representations and warranties of the Seller in the Current Repurchase Agreement and the other Repurchase Documents are true and correct in all material respects, other than the changes, if any, described on the attached Annex A;

Ex C-1

(b) no event has occurred that could reasonably be expected to have a materially adverse effect on any of the Central Elements of the Seller;
(c) the Seller has complied with all of its obligations under the Repurchase Documents, other than the deviations, if any, described on the attached Annex A;
(d) no Event of Default has occurred that has not been declared by the Administrative Agent in writing to have been cured or waived, and no Default has occurred that has not been cured before it became an Event of Default, other than those Events of Default and/or Defaults, if any, described on the attached Annex A; and
(e) compliance by the Seller with the financial covenants in Sections 17.12, 17.13, and 17.14 of the Current Repurchase Agreement, is accurately calculated on the attached Annex A.
DHI MORTGAGE COMPANY, LTD.
By: DHI Mortgage Company GP, Inc.
Its General Partner

By:     _______________________________
Name:     _______________________________
Title:     _______________________________

Ex C-2

ANNEX A TO OFFICER’S CERTIFICATE
1.    Describe changes to representations and warranties, if any (clause 3(a) of attached Officer’s Certificate); if none, so state.
2.    Describe deviations from compliance with obligations under the Repurchase Documents (clause 3(c) of attached Officer’s Certificate); if none, so state.
3.    Describe Defaults or Events of Default, if (clause 3(d) of attached Officer’s Certificate); if none, so state.
4.    Calculate compliance with covenants in Sections 17.12 through 17.14 of the Current Repurchase Agreement (clause 3(e) of attached Officer’s Certificate):
(a)    Section 17.12. The Seller’s Tangible Net Worth as of __________ is $____________________ (the minimum under Section 17.12 is $100,000,000.)
(b)    Section 17.13. The ratio of Seller’s GAAP Indebtedness and Contingent Indebtedness to Tangible Net Worth of the Seller on a consolidated basis with its Restricted Subsidiaries, measured monthly is ___ to 1.0 (the maximum ratio under Section 17.13 is 8.0:1.0.)
(c)    Section 17.14. The Seller’s liquidity (unrestricted cash, Cash Equivalents and unused portion of the Maximum Aggregate Commitments) for the month ended __________________, 20__ was $_____________ (the minimum under Section 17.14 is $30,000,000).
5.    For the Subject Period, (i) describe and give details regarding actual repurchase, make whole and indemnity payments made by Seller to any Person, and (ii) provide a summary of notices received by the Seller requesting or demanding that the Seller repurchase (or pay indemnity or other compensation in respect of) Mortgage Loans previously sold or otherwise disposed of by the Seller to any Investor or other Person pursuant to any express or implied repurchase or indemnity obligation as per Section 16.5. (Attach schedule or explanation.)

Attachment to Exhibit A
Purchased Loans Curtailment Report
(List Purchased Loans on which unscheduled principal payment, prepayment or reduction of more than one regularly scheduled principal and interest installment payment was received since last monthly report and resulting new Principal Balance.)

SCHEDULE AI TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE AI
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

APPROVED INVESTORS*

Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company/Lead Bank	Product Approval
Bayview Financial	N/A	N/A	Bayview Asset Management	Conforming
Charter Bank	N/A	N/A		Conforming
CitiMortgage, Inc.	A-1	P-1	Citibank, N.A.	Conforming/Non-conforming
Colonial Savings and Loan Association	N/A	N/A		Conforming
Connective Mortgage Advisory Corporation	A-2	P-2	AIG	Conforming/Non-conforming
Credit Suisse Securities (USA) LLC	A-1	P-1	Credit Suisse AG	Conforming/Non-conforming
Empire Mortgage, Inc.	N/A	N/A		Conforming
Everbank	N/A	N/A		Conforming
Federal Home Loan Mortgage Corporation (FHLMC)	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
First Mortgage Corporation	N/A	N/A		Conforming
First Tribal Lending	N/A	N/A		Conforming
Franklin Credit Management Group	N/A	N/A		Conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
Goldman, Sachs & Co.	A-2	P-2	Goldman Sachs Bank, USA	Conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase & Co.	Conforming/Non-conforming
JPMorgan Chase Bank NA	A-1	P-1	JPMorgan Chase Bank NA	Conforming/Non-conforming
Leader Financial Services	N/A	N/A		Conforming
Marsh Associates, Inc.	N/A	N/A		Conforming
Merrill Lynch Credit Corporation	N/A	N/A		Conforming
Morgan Stanley Mortgage Capital	A-1	P-1		Conforming/Non-conforming
PennyMac Mortgage Investment Trust	N/A	N/A		Conforming/Non-conforming

Sch. AI-1

Redwood Trust	N/A	N/A		Conforming/Non-conforming
Residential Mortgage Solution	N/A	N/A		Conforming
SN Servicing Corporation	N/A	N/A		Conforming
Standard Mortgage Corporation	N/A	N/A		Conforming
Steel Mountain Capital, LLC	N/A	N/A		Conforming
UBS	A-1	P-1	UBS AG	Conforming/Non-conforming
US Bank Home Mortgage	A-1	P-1	U.S. Bancorp	Conforming/Non-conforming
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Company	Conforming/Non-conforming
West Coast Servicing, Inc.	N/A	N/A		Conforming

Housing Agencies			Master Servicer
Alabama Housing Finance Authority	N/A	N/A		Conforming
California Housing Finance Agency	N/A	N/A	USBHM	Conforming
Colorado Housing & Finance Authority	N/A	N/A		Conforming
Georgia Housing and Finance Authority	N/A	N/A		Conforming
Idaho Housing and Finance Authority	N/A	N/A		Conforming
Illinois Housing Development Authority	N/A	N/A	USBHM	Conforming
Minnesota Housing Finance Agency	N/A	N/A	USBHM	Conforming
New Mexico Finance Authority	N/A	N/A		Conforming
Nevada Housing Division	N/A	N/A	USBHM	Conforming
North Carolina Housing Finance	N/A	N/A		Conforming
Oregon Housing and Community Services	N/A	N/A		Conforming
South Carolina State Housing Finance	N/A	N/A	USBHM	Conforming
Utah Housing Corporation	N/A	N/A		Conforming
Washington State Housing Finance Commission	N/A	N/A		Conforming

*All Affiliate and Subsidiary purchasers of each related parent company identified herein shall be an Approved Investor.

Sch. AI-2

SCHEDULE BC TO
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer
Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

January 24 - March 24
April 26 - June 23
July 26 - September 22
October 25 - December 22

Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

March 25 - April 25
June 24 - July 25
September 23 - October 24
December 23 - January 23

U.S. Bank National Association	$190,000,000	$220,000,000
Associated Bank, N.A.	$33,250,000	$38,500,000
Branch Banking & Trust Company	$83,125,000	$96,250,000
Comerica Bank	$83,125,000	$96,250,000
Everbank	$61,750,000	$71,500,000
Capital One Bank	$23,750,000	$27,500,000
Maximum Aggregate Commitment	$475,000,000	$550,000,000

Sch. BC-1

SCHEDULE 23 TO
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE 23
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
BUYERS’ ADDRESSES FOR NOTICE

Edwin Jenkins
U.S. Bank National Association
800 Nicollet Mall - BC-MN-H03B
Minneapolis, MN 55402-7020
Tel:    (505) 424-5905
Fax:    (612) 303-2253
edwin.jenkins@usbank.com

Tom Connally
Associated Bank, N.A.
Mortgage Warehouse Group
130 East Randolph Drive, ML2
Chicago, IL 60601
Tel:    (312) 565-5273
Fax:    (312) 861-1518
thomas.connally@associatedbank.com

Von Ringger
Comerica Bank
411 West Lafayette Blvd
6th Floor
Detroit, MI 48226
Tel:    (313) 222-9285
vlringger@comerica.com

Daniel J. Voigt
Comerica Bank
1717 Main Street
Dallas, TX 75201
Tel:    (214) 462-4277
djvoigt@comerica.com

Jeff Ellison
BB&T
201 E Pine St
6th Floor
Orlando, FL 32801
Tel:    (407) 835-6622
jellison@bbandt.com

Samuel Bryan
BB&T
1425 Seminole Trail
4th Floor
Charlottesville, VA 22901
Tel:    (434) 422-9613
sbryan@bbandt.com

Sch. 23-1

Elizabeth Moore
EverBank
501 Riverside Avenue
Jacksonville, FL 32202
Tel:    (561) 360-2944
Elizabeth.Moore@EverBank.com

Jason Cardella
Capital One Bank
77 West Wacker Drive
11th Floor
Chicago, IL 60601
Tel:    (312) 739-6226
jason.cardella@capitalone.com

Sch. 23-2

Company Contacts:

Mark Winter / Lisa Collett
DHI Mortgage
10700 Pecan Park Blvd.
Suite 450
Austin, Texas 78750
Tel:    (512) 533-1390 / 1382
Fax:    (866) 329-2803
mwinter@drhorton.com
lcollett@dhimortgage.com

Jeff Tebeaux
D.R. Horton, Inc.
301 Commerce Street, Suite 500
Ft. Worth, Texas 76102
Tel:    (817) 390-8371
Fax:    (469) 522-8453
jtebeaux@drhorton.com

Sch. 23-3